Cagle's, Inc. & Subsidiary

Unaudited Pro Forma Condensed Consolidated Financial Statements

The accompanying unaudited pro forma condensed consolidated financial statements present financial information to give effect of the sale of the Company’s thirty percent (30%) interest in Cagle’s-Keystone Foods LLC. The unaudited pro forma condensed consolidated statements of operations present the consolidated results of continuing operations of the Company, assuming the sale occurred as of April 2, 2005. The unaudited pro forma condensed consolidated balance sheet as of July 1, 2006 presents the consolidated financial position of the Company, assuming the sale occurred on that date. The unaudited financial information is subject to the assumptions and adjustments in the notes accompanying the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements include specific assumptions and adjustments related to the sale of the joint venture. The adjustments are based upon presently available information and assumptions that management believes are reasonable under the circumstances as of the date of this filing. However, actual adjustments may differ materially from the information presented. The unaudited pro forma condensed consolidated financial statements, including notes thereto, should be read in conjunction with the historical consolidated financial statements of the Company included in its Annual Report on Form 10-K for the year ended April 1, 2006 and the unaudited condensed consolidated financial statements filed in its Quarterly Report on Form 10-Q for the 13 weeks ended July 1, 2006.

The unaudited pro forma condensed consolidated financial information presented is for informational purposes only. It is not intended to represent or be indicative of the consolidated results of operations or financial position that would have occurred had the sale been completed as of the dates presented nor is it intended to be indicative of future results of operations or financial position.

Cagle's, Inc. & Subsidiary
Pro Forma Condensed Consolidated Statements of Operations
For the 13 wks ended July 01, 2006
(Unaudited)
(In Thousands, except per share data)
		Discontinued
	As Reported	Operations		Adjustments		Pro Forma

Net sales	$ 54,277	$ -		$ -		$ 54,277

Costs and expenses:
Cost of sales	54,130	-		-		54,130
Selling and delivery	1,953	-		-		1,953
General and administrative	1,314	208	a	-		1,522
Total costs and expenses	57,397	208		-		57,605

Loss from operations	(3,120)	(208)		-		(3,328)

Other income (expense):
Interest expense	(692)	-		273	b	(419)
Other income, net	118	-		134	b	252

Loss before equity in earnings of
unconsolidated affiliates and income taxes	(3,694)	(208)		407		(3,495)

Equity in earnings of unconsolidated affiliates	941	(941)	a	-		-

Loss before income taxes	(2,753)	(1,149)		407		(3,495)

Income taxes benefit	(991)	(414)	a	147	c	(1,258)

Net loss	$ (1,762)	$ (735)		$ 260		$ (2,237)

Weighted average shares outstanding
-Basic	4,743	4,743		4,743		4,743
-Diluted	4,743	4,743		4,743		4,743

Net loss per common share
-Basic	$ (0.37)	$ (0.15)		$ 0.05		$ (0.47)
-Diluted	$ (0.37)	$ (0.15)		$ 0.05		$ (0.47)

Cagle's, Inc. & Subsidiary
Pro Forma Condensed Consolidated Statements of Operations
For the Year Ended April 1, 2006
(Unaudited)
(In Thousands, except per share data)
		Discontinued
	As Reported	Operations		Adjustments		Pro Forma

Net sales	$ 237,266	$ -		$ -		$ 237,266

Costs and expenses:
Cost of sales	227,136	-		-		227,136
Selling and delivery	7,314	-		-		7,314
General and administrative	6,468	818	a	-		7,286
Total costs and expenses	240,918	818		-		241,736

Loss from operations	(3,652)	(818)		-		(4,470)

Other income (expense):
Interest expense	(2,407)	-		628	b	(1,779)
Other income, net	1,238	-		781	b	2,019

Loss before equity in earnings of
unconsolidated affiliates and income taxes	(4,821)	(818)		1,409		(4,230)

Equity in earnings of unconsolidated affiliates	3,957	(3,957)	a	-		-

Loss before income taxes	(864)	(4,775)		1,409		(4,230)

Income taxes benefit	(290)	(1,719)	a	507	c	(1,502)

Net loss	$ (574)	$ (3,056)		$ 902		$ (2,728)

Weighted average shares outstanding
-Basic	4,743	4,743		4,743		4,743
-Diluted	4,743	4,743		4,743		4,743

Net loss per common share
-Basic	$ (0.12)	$ (0.64)		$ 0.19		$ (0.58)
-Diluted	$ (0.12)	$ (0.64)		$ 0.19		$ (0.58)

Cagle's, Inc. & Subsidiary
Pro Forma Condensed Consolidated Balance Sheets
July 1, 2006
(Unaudited)
(In Thousands, Except Par Values)
	July 1, 2006	Adjustments		Pro Forma
ASSETS
Current assets
Cash and cash equivalents	$ 1,071	$ 13,392	b	$ 14,463
Trade accounts receivable, less allowance for doubtful accounts	11,254	-		11,254
Inventories	19,923	-		19,923
Refundable income taxes, current portion	784	-		784
Other current assets	1,386	-		1,386
Total current assets	34,418	13,392		47,810

Investments in and receivables from unconsolidated affiliates	9,363	(9,357)	b	6

Property, plant and equipment, at cost
Land	1,976	-		1,976
Buildings and improvements	58,940	-		58,940
Machinery, furniture and equipment	38,904	-		38,904
Vehicles	4,523	-		4,523
Construction in progress	58	-		58
	104,401	-		104,401
Less accumulated depreciation	61,876			61,876
Property, plant and equipment, net	42,525	-		42,525

Other assets
Long-term refundable income taxes	607	-		607
Deferred income taxes	6,711	(6,675)	c	36
Deferred financing costs, net	251	(102)	b	149
Other assets	2,750	-		2,750
Total other assets	10,319	(6,777)		3,542
Total assets	$ 96,625	$ (2,742)		$ 93,883

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Current maturities of long-term debt	$ 3,689	$ (1,400)	b	$ 2,289
Accounts payable	11,401	-		11,401
Accrued expenses	4,635	-		4,635
Deferred income taxes	1,655	-		1,655
Total current liabilities	21,380	(1,400)		19,980

Long-term debt	31,775	(13,208)	b	18,567

STOCKHOLDERS' EQUITY
Preferred stock, $1 par value; 1,000 shares authorized, none issued	-	-		-
Common stock, $1 par value; 9,000 shares authorized, 4,744
shares issued and outstanding	4,744	-		4,744
Treasury stock, at cost	(80)	-		(80)
Additional paid-in capital	4,198	-		4,198
Retained earnings	34,608	11,866		46,474
Total stockholders' equity	43,470	11,866		55,336
Total liabilities and stockholders' equity	$ 96,625	$ (2,742)		$ 93,883

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

The unaudited pro forma condensed consolidated financial statements give effect to the sale of the Company’s thirty percent (30%) interest in Cagle’s-Keystone Foods LLC. The unaudited pro forma condensed consolidated statements of operations are presented as if the sale occurred as of April 2, 2005. The anticipated nonrecurring after-tax gain on the sale is not reflected in the pro forma condensed consolidated statements of operations. The impact of the anticipated use of proceeds to be invested in interest bearing facilities is included in the unaudited pro forma condensed consolidated statements of operations for the 13 week period ended July 1, 2006, and the year ended April 1, 2006. The unaudited pro forma condensed consolidated balance sheet is presented as if the sale occurred on July 1, 2006, and is based on the historical condensed consolidated balance sheet as of that date. The nonrecurring after-tax gain is reflected in the pro forma condensed consolidated balance sheet.

A

The Discontinued Operations columns in the unaudited pro forma condensed consolidated statements of operations represent the historical financial results of the Company’s thirty percent (30%) interest in Cagle’s-Keystone Foods LLC.

             This includes the Company’s equity in earnings of the unconsolidated affiliate, net of taxes, and management fees received from Cagle’s-Keystone foods LLC, net of taxes.

B

The Pro Forma Adjustments columns in the unaudited pro forma condensed consolidated financial statements represent the anticipated net cash proceeds from the sale and the intended use of the proceeds, elimination of the investment in Cagle’s-Keystone Foods LLC, anticipated excess cash for investment and related interest income, and the anticipated interest expense reduction as a result of the use of the proceeds.

C

The Pro Forma Adjustments columns in the unaudited pro forma condensed consolidated financial statements represent the anticipated income tax effects associated with the sale.